Exhibit 10.28

A Professional Corporation
900 Front Street, Suite 300
San Francisco, CA 94111
Glenn P. Zwang	p: 415.956.1900
gwang@bztm.com	f: 415.956.1152
www.bztm.com
Our File: 1781.067
February 19, 2008
Via Overnight Delivery
Demandtec, Inc.
One Circle Star Way
San Carlos, CA 94070
Attn: CFO

Re:	Notice To Attorn To Landlord Circle Star LLC
Lease: Circle Star Lease Agreement dated April 27, 1999 (the “Lease”) Sublease: Liberate Technologies Sublease Agreement, dated December 7, 2001, First Amendment to Sublease dated July 1, 2003, Second Amendment to Sublease, dated January 1,2007 (collectively, the “Sublease”)
Premises: One and Two Circle Star Way, San Carlos (the “Premises”)
Landlord: Circle Star LLC (“Landlord”)
Tenant: Liberate Technologies (“Tenant”) Subtenant: Demandtec, Inc. (“Subtenant”)
Dear Sir or Madam:
          This firm represents Circle Star LLC, Landlord under the Lease with Tenant for the Premises. Tenant defaulted under the Lease, and the Lease will terminate on February 29, 2008. Pursuant to Section 3(iii) of the Consent To Second Amendment to Sublease Agreement dated February 7, 2007, Landlord hereby exercises its right to cause Subtenant to attorn to Landlord commencing as of March 1, 2008. Please continue to direct payment of rent in accordance with our instructions set forth in our letter dated October 8, 2007.

Very truly yours,

Bartko•Zankel•Tarrant•Miller
A Professional Corporation

Glenn P. Zwang
GPZ/ma